                                                                   Exhibit 6(e)
                                                                        FORM


                              AMENDED AND RESTATED
                                   SCHEDULE A
                                     TO THE
                             DISTRIBUTION AGREEMENT
                                 BY AND BETWEEN
                                 NORTHERN FUNDS
                                      AND
                      SUNSTONE DISTRIBUTION SERVICES, LLC
                           DATED ______________, 1997

        Intending to be legally bound, the undersigned hereby amend and restate Schedule A to the aforesaid Agreement to include the following investment portfolios:

Growth Equity Fund                              Intermediate Tax-Exempt Fund
Income Equity Fund                              Tax-Exempt Fund
Small Cap Fund                                  Money Market Fund
Select Equity Fund                              U.S. Government Money Market Fund
International Growth Equity Fund                International Fixed Income Fund
International Select Equity Fund                California Municipal Money Market Fund
Technology Fund                                 Stock Index Fund
Municipal Money Market Fund                     Florida Intermediate Tax-Exempt fund
U.S. Government Select Money Market Fund        Arizona Tax-Exempt Fund
Fixed Income Fund                               California Intermediate Tax-Exempt Fund
U.S. Government Fund                            California Tax-Exempt Fund
                                                Short Intermediate U.S. Government Fund


        All signatures need not appear on the same copy of this Amended and Restated Schedule A.


                                NORTHERN FUNDS

                                By:_____________________

                                Title:__________________

                                Date:___________________


                                SUNSTONE FINANCIAL GROUP, INC.


                                By:_____________________

                                Title:__________________

                                Date:___________________